Exhibit 99.2

Waldorf Astoria Orlando Park Hotels & Resorts at NYSE Hilton Hawaiian Village Waikiki Beach Resort December 31, 2016 Fourth Quarter and Year End 2016Supplemental Data

About Park Hotels & Resorts Inc. and Safe Harbor Disclosure About Park Hotels & Resorts Inc.Park (NYSE: PK) is a leading lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 67 premium-branded hotels and resorts with over 35,000 rooms located in prime U.S. and international markets with high barriers to entry. Over 85% of Park’s rooms are luxury and upper upscale and nearly 90% are located in the United States, including 14 of the top 25 markets as defined by Smith Travel Research (“STR”). Over 70% of Park’s rooms are located in the central business districts of major cities and resort/conference destinations. Park is focused on driving premium long-term total returns by continuing to enhance the value of its existing properties and utilizing its scale to efficiently allocate capital to drive growth while maintaining a strong and flexible balance sheet. Visit www.pkhotelsandresorts.com for more information. Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation. Additional factors that could cause Park’s results to differ materially from those described in the forward-looking statements can be found under the sections entitled “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in Park’s Information Statement on Form 10, filed with the SEC, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law. Park undertakes no obligation to update or revise publicly any guidance or other forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.Supplemental Financial InformationPark refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Non-GAAP Financial Measures Guidance Portfolio and Operating Metrics Debt Summary Definitions Table of Contents 4712172830 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Bonnet Creek Orlando

Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco

Financial Statements Combined Consolidated Balance Sheets (unaudited, in millions)20162015ASSETSProperty and equipment, net8,541$ 8,676$ Investments in affiliates 81 104Goodwill 604 617Intangibles, net 44 52Cash and cash equivalents 293 72Restricted cash 57 72Accounts receivable, net 130 122Prepaid expenses 58 53Other assets 26 19TOTAL ASSETS9,834$ 9,787$ LIABILITIES AND EQUITYLiabilitiesDebt3,012$ 4,057$ Accounts payable and accrued expenses 167 171Due to hotel manager 91 110Due to Hilton affiliates 210 52Deferred income tax liabilities 2,437 2,502Other liabilities 94 98Total liabilities 6,011 6,990EquityNet Parent investment 3,939 2,884Accumulated other comprehensive loss (67) (63)Total Parent equity 3,872 2,821Noncontrolling interests (49) (24)Total equity 3,823 2,797TOTAL LIABILITIES AND EQUITY9,834$ 9,787$ December 31, Combined Consolidated

Financial Statements Combined Consolidated Statements of Operations Combined Consolidated Statements of Operations(unaudited, in millions)2016201520162015RevenuesRooms434$ 443$ 1,795$ 1,783$ Food and beverage 183 179 719 691Other 53 53 213 214Total revenues 670 675 2,727 2,688Operating expensesRooms 114 113 466 456Food and beverage 128 125 503 487Other departmental and support 168 163 668 650Other property-level 46 45 181 180Management fees 18 20 91 89Impairment loss — — 15 —Depreciation and amortization 80 75 300 287Corporate and other 29 16 85 96Total expenses 583 557 2,309 2,245Gain on sale of assets, net — — 1 143Operating income 87 118 419 586Interest income 1 — 2 1Interest expense (40) (47) (181) (186)Equity in earnings from investments in affiliates (13) 4 3 22Gain on foreign currency transactions 3 — 3 —Other loss gain, net (18) (1) (25) (6)Income before income taxes 20 74 221 417Income tax expense (3) (5) (82) (118)Net income 17 69 139 299Net income attributable to noncontrolling interests — (1) (6) (7)Net income attributable to Parent17$ 68$ 133$ 292$ Three Months Ended December 31,Year Ended December 31,

Non-GAAP Financial Measures Juniper Cupertino, Curio Collection Caribe Hilton DoubleTree Washington DC – Crystal City

Non-GAAP Financial Measures

EBITDA, Adjusted EBITDA and Pro-forma Adjusted EBITDA

(unaudited, in millions)	Three Months Ended December 31,		Year Ended December 31,	
	2016	2015	2016	2015
Net income	$ 17	$ 69	$ 139	$ 299
Interest income	(1)	—	(2)	(1)
Interest expense	40	47	181	186
Income tax expense	3	5	82	118
Depreciation and amortization expense	80	75	300	287
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	6	24	25
EBITDA	144	202	724	914
Gain on sales of assets, net	—	—	(1)	(143)
Loss on foreign currency transactions	(3)	—	(3)	—
FF&E replacement reserve	1	—	3	2
Impairment loss	—	—	15	—
Impairment loss included in equity in earnings from investments in affiliates	17	—	17	—
Other loss, net	18	1	25	6
Other adjustment items	23	3	34	38
Adjusted EBITDA	200	206	814	817
Add: Adjusted EBITDA from hotels prior to owning	—	—	—	20
Less: Adjusted EBITDA from hotels disposed of	—	—	(1)	1
Less: Spin-off Adjustments(1)	(16)	(17)	(57)	(59)
Pro-forma Adjusted EBITDA	$ 184	$ 189	$ 756	$ 779

(1) Spin-off Adjustments include adjustments for incremental fees based on the terms of the post spin-off management agreements and estimated non-income taxes on certain REIT leases.

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PARK HOTELS & RESORTS

Non-GAAP Financial Measures (cont’d) Pro-forma Hotel Adjusted EBITDA, Pro-forma Hotel Revenue and Pro-forma Hotel Adjusted EBITDA Margin

Non-GAAP Financial Measures (cont'd)

NAREIT FFO Attributable to Parent, Adjusted FFO Attributable to Parent and Pro-forma Adjusted FFO Attributable to Parent

(unaudited, in millions)	Three Months Ended December 31,		Year Ended December 31,	
	2016	2015	2016	2015
Net income attributable to Parent	$ 17	$ 68	$ 133	$ 292
Depreciation and amortization expense	80	75	300	287
Impairment loss	—	—	15	—
Gain on sales of assets, net	—	—	(1)	(143)
Equity investment adjustments:				
Equity in earnings from investments in affiliates	13	(4)	(3)	(22)
Pro rata FFO of equity investments	9	9	38	40
NAREIT FFO attributable to Parent	119	148	482	454
Gain on foreign currency transactions	(3)	—	(3)	—
Acquisition costs	—	—	—	26
Loan related costs(1)	17	—	22	6
Transition costs(2)	15	1	26	3
Adjusted FFO attributable to Parent	148	149	527	489
Add: Adjusted FFO from hotels prior to owning	—	—	—	20
Less: Adjusted FFO from hotels disposed of	—	—	(1)	1
Less: Spin-off Adjustments(3)	(5)	6	62	96
Pro-forma Adjusted FFO attributable to Parent	$ 143	$ 155	$ 588	$ 606

(1) Represents costs incurred and accelerated amortization of deferred financing fees on extinguished debt.
(2) Includes the portion of general and administrative expenses allocated to Park representing costs incurred related to the spin-off and the establishment of Park as a separate company.
(3) Spin-off Adjustments include adjustments for Park's historical debt and related balances and interest expense to give the net effect to financing transactions that were completed prior to spin-off, incremental fees based on the terms of the post spin-off management agreements, adjustments to income tax expense based on Park's post spin-off REIT tax structure and estimated non-income taxes on certain REIT leases.

10 |
PARK HOTELS & RESORTS

Non-GAAP Financial Measures (cont’d) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (unaudited, in millions)20162015Debt3,012$ 4,057$ Add: unamortized deferred financing costs 14 29Long-term debt, including current maturities and excluding unamortized deferred financing costs 3,026 4,086Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs 214 218Less: cash and cash equivalents (293) (72)Less: restricted cash and cash equivalents (57) (72)Debt, net2,890$ 4,160$ Pro-forma Adjusted EBITDA756$ 779$ Net debt to pro-forma Adjusted EBITDA ratio3.8x5.3xYear EndedDecember 31,

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago

Guidance 2017 Assumptions (1) Excludes unconsolidated joint ventures. (2) Excludes Hilton Waikoloa Village and Embassy Suites Washington, D.C. Refer to slide 15 for further detail on Park’s 2016 results excluding these properties. (3) Excludes an expected income tax benefit of approximately $2.3 billion in the first quarter of 2017 resulting from the derecognition of deferred tax liabilities upon Park’s election to be taxed as a REIT. (4) General and administrative expenses excludes $12 million of non-cash share-based compensation expense and $11 million of separation costs. Comparable RevPAR Growth(1)(2)0.0%2.0%Net income(3)243$ 277$ Net income attributable to stockholders(3)237$ 271$ Diluted earnings per share(3)1.10$ 1.26$ Adjusted EBITDA725$ 765$ Comparable Hotel Adjusted EBITDA margin change(2) (100)bps0bpsAdjusted FFO attributable to stockholders per diluted share(3)2.65$ 2.81$ Corporate G&A(4)45$ 45$ Weighted average diluted shares outstanding 215 215

Guidance (cont’d) EBITDA (1) Excludes an expected income tax benefit of approximately $2.3 billion in the first quarter of 2017 resulting from the derecognition of deferred tax liabilities upon Park’s election to be taxed as a REIT. (2) Represents adjustments for separation costs. (unaudited, in millions)Low CaseHigh CaseNet income(1)243$ 277$ Interest income (1) (1)Interest expense 125 125Income tax expense(1) 17 23Depreciation and amortization expense 295 295Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates 22 22EBITDA 701 741FF&E replacement reserve 1 1Share-based compensation expense 12 12Other adjustment items(2) 11 11Adjusted EBITDA725$ 765$ Year EndingDecember 31, 2017

Guidance (cont'd)

FFO

(unaudited, in millions except per share amounts)	Year Ending December 31, 2017	
	Low Case	High Case
Net income attributable to stockholders[1]	$ 237	$ 271
Depreciation and amortization expense	295	295
Equity investment adjustments:		
Equity in earnings from investments in affiliates	(23)	(23)
Pro rata FFO of equity investments	37	37
NAREIT FFO attributable to stockholders[1]	546	580
Share-based compensation expense	12	12
Other adjustment items[2]	11	11
Adjusted FFO attributable to stockholders[1]	$ 569	$ 603
Adjusted FFO attributable to stockholders per diluted share[1]	$ 2.65	$ 2.81
Weighted average diluted shares outstanding	215	215

(1) Excludes an expected income tax benefit of approximately $2.3 billion in the first quarter of 2017 resulting from the derecognition of deferred tax liabilities upon Park's election to be taxed as a REIT.

(2) Represents adjustments for separation costs.

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PARK HOTELS & RESORTS

Guidance (cont'd)

Selected 2016 Operating Metrics for 2017 Comparable Hotels

(unaudited, dollars in millions, except Comparable RevPAR)		Year Ended December 31. 2016
Comparable RevPAR[1]	$	161.33
Pro-forma Hotel Adjusted EBITDA	$	750
Less:		
Hilton Waikoloa Village		(40)
Embassy Suites Washington, D.C.		(1)
Pro-forma Comparable Hotel Adjusted EBITDA	$	709
Pro-forma Hotel Revenue	$	2,705
Add:		
Reimbursements from Hilton Grand Vacations[2]		21
Less:		
Hilton Waikoloa Village		(147)
Embassy Suites Washington, D.C.		(12)
Pro-forma Comparable Hotel Revenue	$	2,567
Pro-forma Comparable Hotel Adjusted EBITDA margin		27.6%

(1) Due to the transfer of a significant number of rooms at the Hilton Waikoloa Village and Embassy Suites Washington, D.C. to Hilton Grand Vacations; the results from these properties will be excluded from Park's comparable results in 2017.

(2) Includes $21M of allocated costs previously excluded from other hotel revenue for services provided to Hilton Grand Vacations ("HGV") at Hilton Hawaiian Village Beach Resort. In connection with the spin-off, Park entered into a cost sharing agreement with HGV .

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics Hilton New York Midtown Conrad Dublin Hilton New Orleans Riverside

Portfolio and Operating Metrics

Hotel Portfolio

Consolidated Domestic Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Hilton Hawaiian Village Beach Resort	2,860	Hawaii	96,244	Fee Simple	100%	$1,275
Hilton New York Midtown	1,929	New York	150,000	Fee Simple	100%	—
Hilton San Francisco Union Square	1,919	Northern CA	135,708	Fee Simple	100%	$725 (1)
Hilton New Orleans Riverside	1,622	New Orleans	151,161	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	190,288	Fee Simple	100%	—
Hilton Waikoloa Village	1,243	Hawaii	56,781	Fee Simple	100%	—
Parc 55 Hotel San Francisco	1,024	Northern CA	31,700	Fee Simple	100%	— (1)
Hilton Orlando Bonnet Creek	1,001	Florida	112,893	Fee Simple	100%	—
Hilton Chicago O'Hare Airport	860	Chicago	42,157	Leasehold	100%	—
DoubleTree Hotel Seattle Airport	850	Other U.S.	40,893	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Florida	75,332	Leasehold	100%	—
Caribe Hilton	747	Other U.S.	90,192	Fee Simple	100%	—
DoubleTree Hotel Crystal City	627	Washington, D.C.	18,155	Fee Simple	100%	—
Hilton Boston Logan Airport	599	Other U.S.	19,246	Leasehold	100%	—
Pointe Hilton Squaw Peak Resort	563	Other U.S.	21,089	Fee Simple	100%	—
Hilton Miami Airport	508	Florida	41,585	Fee Simple	100%	—
Hilton Atlanta Airport	507	Other U.S.	20,460	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Northern CA	48,015	Fee Simple	100%	—
Hilton Salt Lake City	499	Other U.S.	42,866	Leasehold	100%	—
Waldorf Astoria Bonnet Creek Orlando	498	Florida	33,780	Fee Simple	100%	—
DoubleTree Hotel Ontario Airport	482	Southern CA	36,727	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,279	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Other U.S.	36,843	Leasehold	100%	$12
DoubleTree Spokane – City Center	375	Other U.S.	21,308	Fee Simple	10%	—
Fess Parker's DoubleTree Resort Santa Barbara	360	Southern CA	40,639	Fee Simple	50%	$165
Hilton Oakland Airport	360	Northern CA	15,494	Leasehold	100%	—
Hilton New Orleans Airport	317	New Orleans	21,180	Fee Simple	100%	—
Waldorf Astoria Casa Marina Resort Key West	311	Florida	11,368	Fee Simple	100%	—
Hilton Short Hills	304	New York	14,747	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern CA	15,972	Leasehold	100%	—
Embassy Suites Parsippany	274	Other U.S.	7,718	Fee Simple	100%	—
Embassy Suites Kansas City – Plaza	266	Other U.S.	10,412	Leasehold	100%	—
Embassy Suites Austin – Downtown/Town Lake	259	Other U.S.	2,330	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Northern CA	17,971	Leasehold	100%	—
Embassy Suites Atlanta – Perimeter Center	241	Other U.S.	4,732	Fee Simple	100%	—
Embassy Suites San Rafael – Marin County	235	Northern CA	10,269	Fee Simple	100%	—
Juniper Cupertino	224	Northern CA	5,131	Fee Simple	100%	—
Hilton Suites Chicago/Oak Brook	211	Chicago	30,685	Fee Simple	100%	—
Embassy Suites Kansas City – Overland Park	199	Other U.S.	1,636	Fee Simple	100%	—
Embassy Suites Washington, D.C.	197	Washington, D.C.	5,686	Fee Simple	100%	—
Embassy Suites Phoenix – Airport at 24th Street	182	Other U.S.	9,808	Leasehold	100%	—

(1) Single $725 CMBS loan secured by Hilton San Francisco Union Square and Parc 55 Hotel San Francisco.

18 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Hotel Portfolio

Consolidated Domestic Portfolio cont'd

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Hilton Garden Inn LAX/El Segundo	162	Southern CA	—	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	5,488	Leasehold	100%	—
Waldorf Astoria Reach Resort Key West	150	Florida	4,801	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	130	Other U.S.	1,468	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook	128	Chicago	28,514	Fee Simple	100%	—
Total Consolidated Domestic Portfolio	**27,644**		**1,807,751**			**$2,207**

Consolidated International Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Hilton São Paulo Morumbi	503	International	15,252	Fee Simple	100%	—
Hilton Durban	327	International	9,112	Fee Simple	100%	—
Hilton Blackpool	278	International	19,395	Fee Simple	100%	—
Hilton Rotterdam	254	International	8,226	Fee Simple	100%	—
Hilton Belfast	198	International	11,512	Fee Simple	100%	—
Hilton London Islington	188	International	—	Leasehold	100%	—
Hilton Edinburgh Grosvenor	184	International	8,070	Fee Simple	100%	—
Hilton Coylumbridge	175	International	6,840	Fee Simple	100%	—
Hilton Bath City	173	International	3,198	Leasehold	100%	—
Hilton Nuremberg	152	International	10,956	Leasehold	100%	—
Hilton Milton Keynes	138	International	8,064	Fee Simple	100%	—
Hilton Sheffield	128	International	6,514	Leasehold	100%	—
Total Consolidated International Portfolio	**2,698**		**107,139**			**$ —**
Total Consolidated Portfolio	**30,342**		**1,914,890**			**$2,207**

Unconsolidated Joint Venture Domestic Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Pro-Rata Debt (in millions)
Hilton Orlando – Orange County Convention Ctr.	1,417	Florida	176,647	Fee Simple	20%	$75
Hilton San Diego Bayfront	1,190	Southern CA	136,285	Leasehold	25%	$56
Capital Hilton	550	Washington, D.C.	30,531	Fee Simple	25%	$24
Hilton La Jolla Torrey Pines	394	Southern CA	50,347	Leasehold	25%	$24
Embassy Suites Alexandria – Old Town	288	Washington, D.C.	6,234	Fee Simple	50%	$26
Embassy Suites Secaucus – Meadowlands	261	Other U.S.	2,802	Leasehold	50%	—
DoubleTree Las Vegas Airport	190	Other U.S.	2,998	Fee Simple	50%	—
Total Unconsolidated Joint Venture Domestic Portfolio	**4,290**		**405,844**			**$205**

Unconsolidated Joint Venture International Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Pro-Rata Debt (in millions)
Hilton Berlin	601	International	13,634	Fee Simple	40%	—
Conrad Dublin	192	International	12,653	Fee Simple	48%	$9
Total Unconsolidated Joint Venture International Portfolio	**793**		**26,287**			**$9**
Total Unconsolidated Joint Venture Portfolio	**5,083**		**432,131**			**$214**
TOTAL PARK HOTELS & RESORTS PORTFOLIO	**35,425**		**2,347,021**			**$2,421**

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Fourth Quarter 2016 vs. Fourth Quarter 2015

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy			Pro-forma RevPAR		
		4Q16	4Q15	Change	4Q16	4Q15	Change	4Q16	4Q15	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Beach Resort	$243.96	$249.06	(2.0)%	94.4%	94.3%	0.1% pts	$230.27	$234.96	(2.0)%
2	New York Hilton Midtown	343.17	348.43	(1.5)	92.7	95.3	(2.6)	318.02	331.99	(4.2)
3	Hilton San Francisco Union Square	237.00	247.13	(4.1)	83.6	86.4	(2.8)	198.17	213.56	(7.2)
4	Hilton Waikoloa Village	223.30	218.21	2.3	70.4	58.1	12.3	157.12	126.71	24.0
5	Hilton New Orleans Riverside	191.26	187.00	2.3	70.3	73.1	(2.8)	134.47	136.70	(1.6)
6	Hilton Chicago	221.20	212.87	3.9	68.6	68.5	0.1	151.65	145.87	4.0
7	Hilton Orlando Bonnet Creek	168.78	178.54	(5.5)	76.7	77.5	(0.8)	129.47	138.37	(6.4)
8	Parc 55 Hotel San Francisco	241.04	235.67	2.3	87.4	85.5	1.9	210.77	201.54	4.6
9	Waldorf Astoria Bonnet Creek Orlando	278.57	299.02	(6.8)	73.5	78.9	(5.4)	204.80	235.84	(13.2)
10	Waldorf Astoria Casa Marina Resort Key West	347.17	360.37	(3.7)	75.3	78.6	(3.3)	261.53	283.40	(7.7)
	Sub-total Top 10 Hotels	**$247.50**	**$251.33**	**(1.5)%**	**81.9%**	**82.1%**	**(0.2)% pts**	**$202.76**	**$206.27**	**(1.7)%**
	Top 11-25 Hotels	**$169.75**	**$168.17**	**0.9%**	**76.1%**	**77.5%**	**(1.4)% pts**	**$129.20**	**$130.26**	**(0.8)%**
	Sub-total Top 25 Hotels	**$200.06**	**$221.31**	**(9.6)%**	**79.8%**	**80.3%**	**(0.5)% pts**	**$175.55**	**$177.81**	**(1.3)%**
	All Other Consolidated Hotels	**$140.13**	**$137.08**	**2.2%**	**71.8%**	**72.5%**	**(0.7)% pts**	**$100.58**	**$99.43**	**1.2%**
	Total Consolidated Portfolio[(1)]	**$200.00**	**$200.09**	**(0.0)%**	**77.6%**	**78.2%**	**(0.6)% pts**	**$155.20**	**$156.52**	**(0.8)%**

(1) Excludes unconsolidated joint ventures.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Fourth Quarter 2016 vs. Fourth Quarter 2015

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin		
		4Q16	4Q15	Change	4Q16	4Q15	Change	4Q16	4Q15	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Beach Resort	$34	$35	(2.9)%	$93	$94	(1.1)%	36.6%	37.2%	(60) bps
2	New York Hilton Midtown	23	25	(8.0)	83	85	(2.4)	27.7%	29.4%	(170)
3	Hilton San Francisco Union Square	12	13	(7.7)	50	49	2.0	24.0%	26.5%	(250)
4	Hilton Waikoloa Village	10	6	66.7	36	28	28.6	27.8%	21.4%	640
5	Hilton New Orleans Riverside	13	14	(7.1)	36	36	-	36.1%	38.9%	(280)
6	Hilton Chicago	7	8	(12.5)	36	36	-	19.4%	22.2%	(280)
7	Hilton Orlando Bonnet Creek	9	9	-	27	26	3.8	33.3%	34.6%	(130)
8	Parc 55 Hotel San Francisco	7	7	-	23	23	-	30.4%	30.4%	-
9	Waldorf Astoria Bonnet Creek Orlando	4	6	(33.3)	16	18	(11.1)	25.0%	33.3%	(830)
10	Waldorf Astoria Casa Marina Resort Key West	4	5	(20.0)	11	12	(8.3)	36.4%	41.7%	(530)
	Sub-total Top 10 Hotels	**$123**	**$128**	**(3.9)%**	**$411**	**$407**	**1.0%**	**29.9%**	**31.4%**	**(150) bps**
	Top 11-25 Hotels	**$34**	**$39**	**(12.8)%**	**$150**	**$153**	**(2.0)%**	**22.7%**	**25.5%**	**(280) bps**
	Sub-total Top 25 Hotels	**$157**	**$167**	**(6.0)%**	**$561**	**$560**	**0.2%**	**28.0%**	**29.8%**	**(180) bps**
	All Other Consolidated Hotels	**$20**	**$20**	**0.0%**	**$106**	**$109**	**(2.8)%**	**18.9%**	**18.3%**	**60 bps**
	Total Consolidated Portfolio[(1)]	**$177**	**$187**	**(5.3)%**	**$667**	**$669**	**(0.3)%**	**26.5%**	**28.0%**	**(150) bps**

(1) Excludes unconsolidated joint ventures.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

By Market and Property Type: Fourth Quarter 2016 vs. Fourth Quarter 2015

(unaudited)			Pro-forma ADR			Pro-forma Occupancy			Pro-forma RevPAR		
	Properties	Rooms	4Q16	4Q15	Change	4Q16	4Q15	Change	4Q16	4Q15	Change
New York[1]	2	2,233	$329.79	$334.97	(1.5)%	90.2%	92.6%	(2.4)% pts	$297.54	$310.07	(4.0)%
Washington, D.C.	3	2,120	171.45	168.24	1.9	74.1	68.0	6.1	127.07	114.43	11.0
Florida	6	4,699	199.22	208.05	(4.2)	78.1	81.4	(3.3)	155.67	169.29	(8.0)
New Orleans	2	1,939	179.28	176.87	1.4	71.1	73.6	(2.5)	127.52	130.11	(2.0)
Chicago	4	2,743	189.65	183.43	3.4	71.9	72.7	(0.8)	136.41	133.28	2.4
Northern California	7	4,512	221.32	225.80	(2.0)	82.2	80.9	1.3	181.87	182.71	(0.5)
Southern California	4	2,888	157.30	149.73	5.1	78.9	79.5	(0.6)	124.07	119.10	4.2
Hawaii	2	4,103	238.91	242.56	(1.5)	87.1	83.4	3.7	208.13	202.20	2.9
Other	16	6,697	148.63	145.67	2.0	70.5	73.1	(2.6)	104.81	106.43	(1.5)
Total Domestic	**46**	**31,934**	**$205.99**	**$206.28**	**(0.1)%**	**78.1%**	**78.4%**	**(0.3)% pts**	**$160.90**	**$161.78**	**(0.5)%**
Total International	**12**	**3,491**	**$133.58**	**$133.94**	**(0.3)%**	**72.4%**	**76.1%**	**(3.7)% pts**	**$96.70**	**$101.98**	**(5.2)%**
All Markets[2]	**58**	**35,425**	**$200.00**	**$200.09**	**(0.0)%**	**77.6%**	**78.2%**	**(0.6)% pts**	**$155.20**	**$156.52**	**(0.8)%**

(unaudited)			Pro-forma ADR			Pro-forma Occupancy			Pro-forma RevPAR		
	Properties	Rooms	4Q16	4Q15	Change	4Q16	4Q15	Change	4Q16	4Q15	Change
Resort	11	10,048	$218.67	$222.06	(1.5)%	80.2%	80.0%	0.2% pts	$175.34	$177.54	(1.2)%
Urban	20	15,418	223.48	223.34	0.1	77.0	78.4	(1.4)	172.11	175.20	(1.8)
Airport	12	6,355	152.60	148.38	2.8	78.5	77.7	0.8	119.75	115.24	3.9
Suburban	15	3,604	155.75	152.94	1.8	72.0	74.3	(2.3)	112.06	113.60	(1.4)
All Types[2]	**58**	**35,425**	**$200.00**	**$200.09**	**(0.0)%**	**77.6%**	**78.2%**	**(0.6)% pts**	**$155.20**	**$156.52**	**(0.8)%**

(1) Includes Hilton Short Hills.
(2) Excludes unconsolidated joint ventures.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

By Market and Property Type: Fourth Quarter 2016 vs. Fourth Quarter 2015

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin		
	Properties	Rooms	4Q16	4Q15	Change	4Q16	4Q15	Change	4Q16	4Q15	Change
New York[1]	2	2,233	$24	$26	(7.7)%	$91	$93	(2.2)%	26.4%	28.0%	(160) bps
Washington, D.C.	3	2,120	5	5	-	23	22	4.5	21.7%	22.7%	(100)
Florida	6	4,699	25	30	(16.7)	82	87	(5.7)	30.5%	34.5%	(400)
New Orleans	2	1,939	14	15	(6.7)	40	40	-	35.0%	37.5%	(250)
Chicago	4	2,743	11	13	(15.4)	56	56	-	19.6%	23.2%	(360)
Northern California	7	4,512	25	25	-	101	99	2.0	24.8%	25.3%	(50)
Southern California	4	2,888	7	7	-	23	23	-	30.4%	30.4%	-
Hawaii	2	4,103	44	41	7.3	129	122	5.7	34.1%	33.6%	50
Other	16	6,697	14	16	(12.5)	86	88	(2.3)	16.3%	18.2%	(190)
Total Domestic	**46**	**31,934**	**$169**	**$178**	**(5.1)%**	**$631**	**$630**	**0.2%**	**26.8%**	**28.3%**	**(150) bps**
Total International	**12**	**3,491**	**$8**	**$9**	**(11.1)%**	**$36**	**$39**	**(7.7)%**	**22.2%**	**23.1%**	**(90) bps**
All Markets[2]	**58**	**35,425**	**$177**	**$187**	**(5.3)%**	**$667**	**$669**	**(0.3)%**	**26.5%**	**28.0%**	**(150) bps**

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin		
	Properties	Rooms	4Q16	4Q15	Change	4Q16	4Q15	Change	4Q16	4Q15	Change
Resort	11	10,048	$71	$73	(2.7)%	$224	$222	0.9%	31.7%	32.9%	(120) bps
Urban	20	15,418	73	81	(9.9)	290	295	(1.7)	25.2%	27.5%	(230)
Airport	12	6,355	22	22	-	101	99	2.0	21.8%	22.2%	(40)
Suburban	15	3,604	11	11	-	52	53	(1.9)	21.2%	20.8%	40
All Types[2]	**58**	**35,425**	**$177**	**$187**	**(5.3)%**	**$667**	**$669**	**(0.3)%**	**26.5%**	**28.0%**	**(150) bps**

(1) Includes Hilton Short Hills.
(2) Excludes unconsolidated joint ventures.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top Ten Assets: Full Year 2016 vs. Full Year 2015

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy			Pro-forma RevPAR		
		2016	2015	Change	2016	2015	Change	2016	2015	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Beach Resort	$248.81	$240.62	3.4%	94.6%	94.4%	0.2% pts	$235.47	$227.20	3.6%
2	New York Hilton Midtown	296.13	305.41	(3.0)	89.1	90.8	(1.7)	263.72	277.17	(4.9)
3	Hilton San Francisco Union Square	257.82	252.67	2.0	87.5	86.4	1.1	225.47	218.18	3.3
4	Hilton Waikoloa Village	225.23	213.19	5.6	72.6	67.1	5.5	163.52	143.01	14.3
5	Hilton New Orleans Riverside	188.68	179.20	5.3	74.3	77.5	(3.2)	140.14	138.85	0.9
6	Hilton Chicago	206.06	206.36	(0.1)	70.5	75.9	(5.4)	145.24	156.61	(7.3)
7	Hilton Orlando Bonnet Creek	174.06	173.09	0.6	77.2	80.4	(3.2)	134.31	139.17	(3.5)
8	Parc 55 Hotel San Francisco	253.91	240.64	5.5	88.8	90.5	(1.7)	225.57	217.67	3.6
9	Waldorf Astoria Bonnet Creek Orlando	268.58	270.80	(0.8)	77.6	78.7	(1.1)	208.53	213.07	(2.1)
10	Waldorf Astoria Casa Marina Resort Key West	373.32	365.31	2.2	81.1	86.9	(5.8)	302.58	317.56	(4.7)
	Sub-total Top 10 Hotels	**$243.83**	**$239.31**	**1.9%**	**83.3%**	**84.3%**	**(1.0)% pts**	**$203.08**	**$201.80**	**0.6%**
	Top 11-25 Hotels	**$175.21**	**$171.70**	**2.0%**	**80.6%**	**81.9%**	**(1.3)% pts**	**$141.19**	**$140.68**	**0.4%**
	Sub-total Top 25 Hotels	**$218.98**	**$214.43**	**2.1%**	**82.3%**	**83.4%**	**(1.1)% pts**	**$180.19**	**$178.90**	**0.7%**
	All Other Consolidated Hotels	**$144.63**	**$142.16**	**1.7%**	**75.6%**	**77.6%**	**(2.0)% pts**	**$109.82**	**$110.34**	**(0.5)%**
	Total Consolidated Portfolio[1]	**$200.02**	**$195.82**	**2.1%**	**80.6%**	**81.9%**	**(1.3)% pts**	**$161.15**	**$160.28**	**0.5%**

(1) Excludes unconsolidated joint ventures.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top Ten Assets: Full Year 2016 vs. Full Year 2015

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin		
		2016	2015	Change	2016	2015	Change	2016	2015	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Beach Resort	$140	$137	2.2%	$376	$367	2.5%	37.2%	37.3%	(10) bps
2	New York Hilton Midtown	50	57	(12.3)	273	278	(1.8)	18.3%	20.5%	(220)
3	Hilton San Francisco Union Square	64	60	6.7	218	208	4.8	29.4%	28.8%	60
4	Hilton Waikoloa Village	40	30	33.3	147	124	18.5	27.2%	24.2%	300
5	Hilton New Orleans Riverside	54	52	3.8	146	141	3.5	37.0%	36.9%	10
6	Hilton Chicago	30	38	(21.1)	139	149	(6.7)	21.6%	25.5%	(390)
7	Hilton Orlando Bonnet Creek	39	39	-	115	112	2.7	33.9%	34.8%	(90)
8	Parc 55 Hotel San Francisco	30	31	(3.2)	97	95	2.1	30.9%	32.6%	(170)
9	Waldorf Astoria Bonnet Creek Orlando	18	20	(10.0)	69	70	(1.4)	26.1%	28.6%	(250)
10	Waldorf Astoria Casa Marina Resort Key West	20	24	(16.7)	50	52	(3.8)	40.0%	46.2%	(620)
	Sub-total Top 10 Hotels	**$485**	**$488**	**(0.6)%**	**$1,630**	**$1,596**	**2.1%**	**29.8%**	**30.6%**	**(80) bps**
	Top 11-25 Hotels	**$166**	**$182**	**(8.8)%**	**$633**	**$647**	**(2.2)%**	**26.2%**	**28.1%**	**(190) bps**
	Sub-total Top 25 Hotels	**$651**	**$670**	**(2.8)%**	**$2,263**	**$2,243**	**0.9%**	**28.8%**	**29.9%**	**(110) bps**
	All Other Consolidated Hotels	**$99**	**$108**	**(8.3)%**	**$442**	**$454**	**(2.6)%**	**22.4%**	**23.8%**	**(140) bps**
	Total Consolidated Portfolio[(1)]	**$750**	**$778**	**(3.6)%**	**$2,705**	**$2,697**	**0.3%**	**27.7%**	**28.8%**	**(110) bps**

(1) Excludes unconsolidated joint ventures.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

By Market and Property Type: Full Year 2016 vs. Full Year 2015

(unaudited)			Pro-forma ADR			Pro-forma Occupancy			Pro-forma RevPAR		
	Properties	Rooms	2016	2015	Change	2016	2015	Change	2016	2015	Change
New York[1]	2	2,233	$288.54	$296.45	(2.7)%	86.9%	88.4%	(1.5)% pts	$250.73	$262.03	(4.3)%
Washington, D.C.	3	2,120	169.61	171.53	(1.1)	75.5	77.7	(2.2)	128.08	133.26	(3.9)
Florida	6	4,699	203.50	202.08	0.7	80.5	83.9	(3.4)	163.81	169.51	(3.4)
New Orleans	2	1,939	178.18	170.35	4.6	74.7	78.0	(3.3)	133.10	132.79	0.2
Chicago	4	2,743	181.86	181.71	0.1	74.6	78.7	(4.1)	135.75	143.00	(5.1)
Northern California	7	4,512	234.93	226.39	3.8	85.5	85.7	(0.2)	200.79	194.02	3.5
Southern California	4	2,888	167.75	164.09	2.2	85.5	84.7	0.8	143.43	138.91	3.3
Hawaii	2	4,103	242.92	234.15	3.7	88.0	86.1	1.9	213.68	201.72	5.9
Other	16	6,697	156.06	152.53	2.3	77.5	78.9	(1.4)	120.87	120.42	0.4
Total Domestic	**46**	**31,934**	**$205.50**	**$201.02**	**2.2%**	**81.3%**	**82.5%**	**(1.2)% pts**	**$166.99**	**$165.93**	**0.6%**
Total International	**12**	**3,491**	**$137.81**	**$136.16**	**1.2%**	**73.4%**	**74.7%**	**(1.3)% pts**	**$101.22**	**$101.71**	**(0.5)%**
All Markets[2]	**58**	**35,425**	**$200.02**	**$195.82**	**2.1%**	**80.6%**	**81.9%**	**(1.3)% pts**	**$161.15**	**$160.28**	**0.5%**

(unaudited)			Pro-forma ADR			Pro-forma Occupancy			Pro-forma RevPAR		
	Properties	Rooms	2016	2015	Change	2016	2015	Change	2016	2015	Change
Resort	11	10,048	$224.58	$218.10	3.0%	82.6%	83.3%	(0.7)% pts	$185.50	$181.77	2.1%
Urban	20	15,418	216.58	213.54	1.4	79.0	81.1	(2.1)	171.06	173.22	(1.3)
Airport	12	6,355	157.04	152.46	3.0	83.2	83.9	(0.7)	130.67	127.97	2.1
Suburban	15	3,604	161.40	156.68	3.0	76.5	77.1	(0.6)	123.46	120.78	2.2
All Types[2]	**58**	**35,425**	**$200.02**	**$195.82**	**2.1%**	**80.6%**	**81.9%**	**(1.3)% pts**	**$161.15**	**$160.28**	**0.5%**

(1) Includes Hilton Short Hills.
(2) Excludes unconsolidated joint ventures.

26 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

By Market and Property Type: Full Year 2016 vs. Full Year 2015

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin		
	Properties	Rooms	2016	2015	Change	2016	2015	Change	2016	2015	Change
New York[1]	2	2,233	$56	$64	(12.5)%	$305	$310	(1.6)%	18.4%	20.6%	(220) bps
Washington, D.C.	3	2,120	18	23	(21.7)	88	95	(7.4)	20.5%	24.2%	(370)
Florida	6	4,699	114	122	(6.6)	351	352	(0.3)	32.5%	34.7%	(220)
New Orleans	2	1,939	59	58	1.7	162	157	3.2	36.4%	36.9%	(50)
Chicago	4	2,743	50	60	(16.7)	220	232	(5.2)	22.7%	25.9%	(320)
Northern California	7	4,512	124	120	3.3	433	419	3.3	28.6%	28.6%	-
Southern California	4	2,888	34	35	(2.9)	101	98	3.1	33.7%	35.7%	(200)
Hawaii	2	4,103	180	167	7.8	524	491	6.7	34.4%	34.0%	40
Other	16	6,697	83	91	(8.8)	378	388	(2.6)	22.0%	23.5%	(150)
Total Domestic	**46**	**31,934**	**$718**	**$740**	**(3.0)%**	**$2,562**	**$2,542**	**0.8%**	**28.0%**	**29.1%**	**(110) bps**
Total International	**12**	**3,491**	**$32**	**$38**	**(15.8)%**	**$143**	**$155**	**(7.7)%**	**22.4%**	**24.5%**	**(210) bps**
All Markets[2]	**58**	**35,425**	**$750**	**$778**	**(3.6)%**	**$2,705**	**$2,697**	**0.3%**	**27.7%**	**28.8%**	**(110) bps**

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin		
	Properties	Rooms	2016	2015	Change	2016	2015	Change	2016	2015	Change
Resort	11	10,048	$310	$305	1.6%	$941	$908	3.6%	32.9%	33.6%	(70) bps
Urban	20	15,418	284	313	(9.3)	1,123	1,153	(2.6)	25.3%	27.1%	(180)
Airport	12	317	106	110	(3.6)	426	424	0.5	24.9%	25.9%	(100)
Suburban	15	266	50	50	-	215	212	1.4	23.3%	23.6%	(30)
All Types[2]	**58**	**26,049**	**$750**	**$778**	**(3.6)%**	**$2,705**	**$2,697**	**0.3%**	**27.7%**	**28.8%**	**(110) bps**

(1) Includes Hilton Short Hills.
(2) Excludes unconsolidated joint ventures.

27 |
PARK HOTELS & RESORTS

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek Hilton San Francisco Union Square

Debt Summary

Fixed and Variable Rate Debt

(unaudited, dollars in millions)

Debt	Collateral	Interest Rate	Maturity Date	As of December 31, 2016
Fixed Rate Debt				
Unsecured notes	Unsecured	7.50%	December 2017	$ 55
Mortgage loan	DoubleTree Spokane – City Center	3.55%	October 2020	12
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 Hotel San Francisco	4.11%	November 2023	725
Commercial mortgage-backed securities loan	Hilton Hawaiian Village	4.20%	November 2026	1,275
Mortgage loan	Fess Parker's DoubleTree Resort Santa Barbara	4.17%	December 2026	165
Capital lease obligations		7.00%	2019 - 2097	14
Total Fixed Rate Debt				2,246
Variable Rate Debt				
Revolving credit facility[(1)]	Unsecured	L + 1.50%	December 2020	—
Term loan	Unsecured	L + 1.45%	December 2021	750
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 2.25%	May 2022	30
Total Variable Rate Debt				780
Less: unamortized deferred financing costs and discount				(14)
Total Debt				$ 3,012

[(1)] $1 billion revolving credit facility. Borrowings were not permitted until the consummation of the spin-off, effective January 2017.

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PARK HOTELS & RESORTS

Definitions Hilton Belfast Hilton Durban Hilton New York Midtown

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA MarginEarnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss), excluding interest expense, a provision for income taxes and depreciation and amortization. The Company considers EBITDA to be a useful measure for investors in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of the Company’s capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude gains, losses and expenses in connection with: (i) asset dispositions for both consolidated and unconsolidated investments; (ii) foreign currency transactions; (iii) debt restructurings/retirements; (iv) non-cash impairment losses; (v) furniture, fixtures and equipment (“FF&E”) replacement reserves required by certain lease agreements; (vi) reorganization costs; (vii) share-based and certain other compensation expenses; (viii) severance, relocation and other expenses; and (ix) other items.Hotel Adjusted EBITDA measures property-level results before debt service, depreciation and corporate expenses of the Company’s consolidated properties, including both comparable and non-comparable hotels but excluding properties owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated properties. Hotel Adjusted EBITDA margin, is calculated as Hotel Adjusted EBITDA as a percentage of Total Hotel Revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to evaluate its operating performance and make day-to-day operating decisions; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) NAREIT FFO attributable to Parent, or stockholders, and Adjusted FFO attributable to Parent, or stockholdersNAREIT FFO attributable to Parent, or stockholders, presented herein, is calculated as net income (loss) attributable to Parent, or stockholders, (calculated in accordance with U.S. GAAP), excluding gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, real estate-related depreciation, amortization and impairments and adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. The Company calculates NAREIT FFO attributable to Parent, or stockholders, for a given operating period in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”). As noted by NAREIT in its April 2002 “White Paper on Funds From Operations,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance.Adjusted FFO attributable to Parent, or stockholders, presented herein, is NAREIT FFO attributable to Parent, or stockholders, as previously defined, further adjusted to exclude: (i) foreign currency (gains) losses; (ii) acquisition costs; (iii) litigation gains and losses; and (iv) other items. In certain circumstances, the Company may also adjust NAREIT FFO attributable to parent, or stockholders, attributable for additional gains or losses that the Company’s management believes are not representative of its current operating performance. NAREIT FFO attributable to Parent, or stockholders, and Adjusted FFO attributable to Parent, or stockholders, are not recognized terms under U.S. GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of NAREIT FFO attributable to Parent, or stockholders, and Adjusted FFO attributable to Parent, or stockholders, may not be comparable to similarly titled measures of other companies.The Company believes that NAREIT FFO attributable to Parent, or stockholders, and Adjusted FFO attributable to Parent, or stockholders, provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) these measures are among the measures used by the Company’s management team to evaluate its operating performance and make day-to-day operating decisions; and (ii) these measures are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.NAREIT FFO attributable to Parent, or stockholders, and Adjusted FFO attributable to Parent, or stockholders, have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss), cash flow or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) Net DebtNet debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.Net Debt to Adjusted EBITDA RatioNet debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.Comparable HotelsThe Company presents certain data for its properties on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels.

Definitions (cont'd)

Occupancy

Occupancy represents the total number of room nights sold divided by the total number of room nights available at a property or group of properties. Occupancy measures the utilization of the Company's properties available capacity. Management uses occupancy to gauge demand at a specific property or group of properties in a given period. Occupancy levels also help management determine achievable Average Daily Rate ("ADR") levels as demand for hotel rooms increases or decreases.

Average Daily Rate

ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a property and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a property or group of properties. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a different effect on overall revenues and incremental profitability than changes in occupancy, as described above.

Revenue per Available Room

Revenue per Available Room ("RevPAR") represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company's performance as it provides a metric correlated to two primary and key drivers of operations at a property or group of properties: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels.

References to RevPAR and ADR are presented on a currency neutral basis (all periods use the same exchange rates), unless otherwise noted.

Pro-forma

Certain financial measures and other information have been adjusted for the Company's historical debt and related balances and interest expense to give the net effect to financing transactions that were completed prior to spin-off, incremental fees based on the terms of the post spin-off management agreements, adjustments to income tax expense based on the Company's post spin-off REIT tax structure, the removal of costs incurred related to the spin-off and the establishment of Park as a separate public company and the estimated excise taxes on certain REIT leases. Further adjustments have been made to reflect the effects of hotels disposed of or acquired during the periods presented. When presenting such information, the amounts are identified as "Pro-forma."

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Analyst Coverage

Analyst	Company	Phone	Email
Shaun Kelley	Bank of America	(646) 855-1005	shaun.kelley@baml.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ryan Meliker	Canaccord Genuity	(212) 389-8094	rmeliker@canaccordgenuity.com
Stephen Grambling	Goldman Sachs	(212) 902-7832	stephen.grambling@gs.com
Lukas Hartwich	Green Street	(949) 640-8780	lhartwich@greenst.com
Whitney Stevenson	JMP Securities	(212) 906-3538	wstevenson@jmpsecurities.com
Brian Dobson	Nomura/Instinet	(212) 310-5416	brian.dobson@instinet.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	SunTrust	(212) 319-3915	patrick.scholes@suntrust.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Jeff Donnelly	Wells Fargo	(617) 603-4262	jeff.donnelly@wellsfargo.com

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